SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): __August 7, 2006__

VIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0032939	87-0410279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10373 Roselle Street, Suite 170, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (858) 452-8737

_____________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “ ”MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Viper Networks, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 7, 2006, our Board of Directors in exercising its authority under Article Fourth of our Articles of Incorporation and pursuant to the provisions of the Nevada General Corporation Law, designated 3,000,000 Shares of the 10,100,000 shares of our authorized preferred stock (par value $0.001) as Series A Preferred Stock. In designating the 3,000,000 shares of our preferred stock as Series A Preferred Stock, the Board provided that the Series A Preferred stock shall have the following rights and privileges:

(1) Dividends. The Series A Preferred Stock shall be entitled to receive cash dividends from funds legally available therefore as and when declared by the Board of Directors at such time or times when dividends are declared on the Company’s common stock.

(2) Liquidation Rights. In the event of any consolidation or merger of the Corporation which is in the nature of the winding up of the Corporation's business or sale of all or substantially all of the Company’s assets (a "Liquidation"), each holder of record of shares of Series A Preferred Stock shall be entitled to be paid in Common Stock, in respect of each such share the amount of ten (10) shares of the Company’s common stock (par value $0.001) up to the date of such Liquidation (whether or not, to the extent permitted by law, the Company shall have surplus or earnings available for dividends), and no more.

(3) Conversion. Each of the shares of the Series A Preferred Stock shall be automatically converted into ten (10) shares of the Company’s common stock within thirty (30) days after the first date at which: (1) the Company shall have sufficient authorized but unissued shares of its common stock available for the conversion of all Series A Preferred Stock then outstanding; and (2) upon any reasonable notice to all of the holders of the Series A Preferred Stock.

(4) Redemption. The Company shall have no right to call or redeem the Series A Preferred Stock at any time.

(5) Voting Rights. Except as otherwise provided by law, each share of the Series A Preferred Stock shall be entitled, on all matters on which any of the shareholders are required or permitted to vote, to one hundred forty (140) votes per share. And except as provided expressly herein or as required by law, the holders of the Series A Preferred Stock shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series A Preferred Stock then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series A Preferred Stock whether by amendment of the Company’s Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series A Preferred Stock are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series A Preferred Stock, present in person (including any person present via telephone) or represented by proxy, shall be necessary to constitute a quorum.

(6) Notice. Except as otherwise provided herein, any notice required to be given to the Company or holders of the Series A Preferred Stock shall be given in person, transmitted by e-mail, delivered by a recognized national overnight express delivery service or sent by United States mail (certified or registered air mail for addresses outside of the continental United States), return receipt requested, postage prepaid and addressed to the corporation at its principal office and to each holder of record at his address as it appears on the books of the corporation. Except as otherwise provided herein, any notice so given shall be deemed delivered upon the earlier of (i) actual receipt; (ii) receipt by sender of a confirmed receipt of e-mailed notice; (iii) two business days after delivery of such overnight express service; or (iv) five business days after deposit in the United States mail.

The designation of the 3,000,000 shares of our preferred stock as Series A Preferred Stock will require that the Company file a Certificate of Designation with the Nevada Secretary of State. The Company plans to file the Certificate of Designation in the near future.

The Board then approved the issuance of the following restricted shares of our Series A Preferred Stock, as follows:

(A)
The sum of 1,000,000 shares of the Series A Preferred Stock to Farid Shouekani, our President, Chief Executive Officer, and Director, as a retention bonus in recognition of his services to the Company; and

(B)	The sum of 100,000 shares of the Series A Preferred Stock to Ronald G. Weaver, our Chairman, as a retention bonus in recognition of his services to the Company.

The issuance of the Series A Preferred Stock to Mr. Shouekani and to Mr. Weaver was completed upon our receipt of a completed and signed investment agreement from both of them. The transaction was also undertaken in reliance upon the private placement exemptions provided by Section 4(2) of the Securities Act of 1933 and applicable private placement exemptions under state securities laws. All of the shares of our Series A Preferred Stock are considered “restricted securities” and issued with a restricted securities legend. No underwriter was used in connection with the transaction and we did not receive any proceeds from the sale of the Series A Preferred Stock. The Series A Preferred Stock was issued solely to meet our commitments for compensation to Mr. Shouekani and Mr. Weaver, an officer and director and a director, respectively, of the Company.

With the designation of the Series A Preferred Stock and the subsequent issuance of 1,100,000 shares of our Series A Preferred Stock to two individuals, namely 1,000,000 shares to Farid Shouekani, President, Chief Executive Officer, and Director and 100,000 shares to Ronald

G. Weaver, Chairman, the aggregate of 1,100,000 shares represents voting rights equal to an aggregate of 154,000,000 shares of our common stock.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On August 7, 2006, our Board of Directors authorized the designation of up to 3,000,000 shares of the Series A Preferred Stock and the issuance of an aggregate of 1,100,000 shares of the Series A Preferred Stock to two individuals, namely, 1,000,000 shares to Farid Shouekani, President, Chief Executive Officer, and Director and 100,000 shares to Ronald G. Weaver, Chairman, the aggregate of 1,100,000 shares represents voting rights equal to an aggregate of 154,000,000 shares of our common stock.

As a result of the issuance of the Series A Preferred Stock to Mr. Shouekani and to Mr. Weaver (as described above), each of them shall have the right to vote the shares of the Common Stock owned by them with the Series A Preferred Stock at any meeting or in any action of the Company’s stockholders.

The amount of Common Stock and Series A Preferred Stock that each of them owns and holds, as of the date of this Form 8-K, is as follows:

Name/Title	Common Shares (1)	Series A Preferred Shares			Total Votes Held (2)	Percentage of Total Voting Rights (2)
		Shares Owned	Common Conversion	Voting Rights
Farid Shouekani, President, CEO & Director	29,442,080	1,000,000	10,000,000	140,000,000	168,442,080	42.8%
Ronald G. Weaver, Chairman	4,759,822	100,000	1,000,000	14,000,000	18,759,822	4.7%
Totals	34,201,902	1,100,000	11,000,000	154,000,000	188,201,902	47.5%

Footnote:
(1) ”Common Shares” includes shares owned directly by the named individuals and for Mr. Shouekani shares owned by his wife.
(2) The “Total Votes Held” represents the total votes held by the individual listed based on the shares of our Common Stock and shares of our Series A Preferred Stock held as of August 7, 2006. All percentages based on an aggregate of 246,134,858 shares of our Common Stock outstanding as of August 7, 2006 and 1,100,000 shares of our Series A Preferred Stock outstanding as of that date with each share of our common stock entitled to one vote per share and each share of our Series A Preferred Stock entitled to 140 votes per share.

As a result of the issuance of the Series A Preferred Stock to Mr. Shouekani and to Mr. Weaver, together they will have the right to 47.50% of the outstanding voting rights (calculated using and aggregating their voting rights with respect to the common stock they currently hold and the Series A Preferred Stock that has been issued to them).

ITEM 7.01 Regulation FD Disclosure

The issuance of the 1,100,000 shares of our Series A Preferred Stock was undertaken to meet our commitments to Mr. Shouekani and Mr. Weaver and in recognition of their services to the Company. Each of the 1,100,000 shares has 140 votes per share and each Series A Preferred Share is convertible into 10 shares of our Common Stock.

Currently, we do not have sufficient authorized but unissued shares of our Common Stock that would allow the Series A Preferred Stock to convert into our Common Stock.

For the Series A Preferred Stock to convert into the Company’s Common Stock, the Company will be required to obtain approval from the Company’s shareholders (including the holders of the Company’s Series A Preferred Stock) for one of the following: (1) an increase in the authorized amount of the Company’s Common Stock; (2) a reverse stock split that would reduce the number of shares of the Company’s outstanding Common Stock; or (3) a combination of an increase in the number of authorized shares of the Company’s Common Stock and a reverse split of the Company’s Common Stock so that, as effectuated, all of the authorized shares of the Series A Preferred Stock can convert into the Company’s Common Stock.

(A) Factors That May Affect Future Results

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1) The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;

•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securities analysts;

•	developments in our industry;

•	general market conditions and other factors, including factors unrelated to our own operating performance;

•	changing regulatory exposure, laws, rules and regulations which may change; and

•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2) Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Pink Sheets and there can be no guarantee that we will gain or achieve any listing on the NASD Electronic Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3) Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
4.2	Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Date: August 7, 2006	By:	/s/ Farid Shouekani
Farid Shouekani, President